Exhibit 99.1

PRO FORMA FINANCIAL DATA

The following unaudited pro forma financial data reflects Atlas Pipeline Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its May 2009 disposition of the NOARK gas gathering and interstate pipeline system (“NOARK”) and the associated repayment of debt from the net proceeds of the disposition. The estimated adjustments to give effect to the Partnership’s disposition of NOARK and the associated repayment of debt from the net proceeds of the disposition are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma condensed consolidated balance sheet information reflects the Partnership’s disposition of NOARK as if it occurred as of March 31, 2009, and the unaudited pro forma condensed consolidated statement of operations information for the three months ended March 31, 2009 and 2008 and the twelve months ended December 31, 2008, 2007 and 2006 reflect the transaction as if it occurred as of the beginning of the respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, the Partnership’s management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that the Partnership would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent the Partnership’s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations include the Partnership’s historical consolidated financial statements, which have been adjusted to reflect the adoption of Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 amends ARB No. 51 to establish accounting and reporting standards for the non-controlling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also requires consolidated net income to be reported and disclosed on the face of the consolidated statement of operations at amounts that include the amounts attributable to both the parent and the non-controlling interest. The Partnership adopted the requirements of SFAS No. 160 on January 1, 2009.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

MARCH 31, 2009

(in thousands)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,912	$(75)	$294,500	(a)	$1,837
			(294,500)	(b)
Accounts receivable	81,302	(6,680)	—		74,622
Prepaid expenses and other	10,893	(205)	—		10,688

Total current assets	94,107	(6,960)	—		87,147

PROPERTY, PLANT AND EQUIPMENT, NET	2,073,517	(240,940)	—		1,832,577
INTANGIBLES, NET	187,258	—	—		187,258
OTHER ASSETS, NET	27,349	(23)	(2,267)	(c)	25,059

	$2,382,231	$(247,923)	$(2,267)		$2,132,041

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Accounts payable	$51,626	$(2,349)	$—		$49,277
Accrued producer liabilities	39,618	(573)	—		39,045
Current portion of derivative liability	66,698	—	—		66,698
Preferred unit redemption obligation	15,000	—	—		15,000
Accrued liabilities	39,881	(3,547)	—		36,334
Advances from affiliate	12,400	—	—		12,400

Total current liabilities	225,223	(6,469)	—		218,754

LONG-TERM DERIVATIVE LIABILITY	23,210	—	—		23,210
LONG-TERM DEBT	1,525,403	—	(294,500)	(b)	1,230,903
OTHER LONG-TERM LIABILITIES	533	—	—		533

PARTNERS’ CAPITAL:
Class A preferred limited partners’ interest	2,978	—	—		2,978
Class B preferred limited partners’ interest	15,411	—	—		15,411
Common limited partners’ interests	694,028	—	51,980	(a)	743,787
			(2,221)	(c)
Equity	—	(241,454)	241,454	(a)	—
General partner’s interest	13,976	—	1,066	(a)	14,996
			(46)	(c)
Accumulated other comprehensive loss	(87,373)	—	—		(87,373)

	639,020	(241,454)	292,233		689,799
Non-controlling interests	(31,158)	—	—		(31,158)

Total partners’ capital	607,862	(241,454)	292,233		658,641

	$2,382,231	$(247,923)	$(2,267)		$2,132,041

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$158,618	$(3,468)	$—		$155,150
Transportation, compression and other fees - affiliates	10,068	—	—		10,068
Transportation, compression and other fees - third parties	16,412	(12,537)	—		3,875
Other income, net	5,148	—	—		5,148

Total revenue and other income, net	190,246	(16,005)	—		174,241

COSTS AND EXPENSES:
Natural gas and liquids	138,059	(3,314)	—		134,745
Plant operating	13,823	—	—		13,823
Transportation and compression	4,767	(1,436)	—		3,331
General and administrative	10,644	(1,036)	—		9,608
Compensation reimbursement - affiliates	375	—	—		375
Depreciation and amortization	24,680	(2,012)	—		22,668
Interest	21,134	(26)	(2,345)	(d)	21,030
			2,267	(e)
Asset impairment	—	—	—		—

Total costs and expenses	213,482	(7,824)	(78)		205,580

Net (loss) income	(23,236)	(8,181)	78		(31,339)
Income attributable to non-controlling interests	(469)	—	—		(469)
Preferred unit dividends	(900)	—	—		(900)
Preferred unit imputed dividend cost	—	—	—		—

Net (loss) income attributable to common limited partners and the general partner	$(24,605)	$(8,181)	$78		$(32,708)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(24,110)				$(32,051)
General partner’s interest	(495)				(657)

Net (loss) income attributable to common limited partners and the general partner	$(24,605)				$(32,708)

Net (loss) income attributable to common limited partners per unit:
Basic	$(0.52)				$(0.70)

Diluted	$(0.52)				$(0.70)

Weighted average common limited partner units outstanding
Basic	45,971				45,971

Diluted	45,971				45,971

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$366,119	$(6,504)	$—		$359,615
Transportation, compression and other fees - affiliates	9,159	—	—		9,159
Transportation, compression and other fees - third parties	14,862	(9,867)	—		4,995
Other income, net	(86,754)	—			(86,754)

Total revenue and other income, net	303,386	(16,371)	—		287,015

COSTS AND EXPENSES:
Natural gas and liquids	276,664	(2,838)	—		273,826
Plant operating	14,935	—	—		14,935
Transportation and compression	3,812	(1,500)	—		2,312
General and administrative	4,370	(828)	—		3,542
Compensation reimbursement - affiliates	1,129	—	—		1,129
Depreciation and amortization	21,844	(1,796)	—		20,048
Interest	20,381	370	(4,776)	(d)	18,242
			2,267	(e)
Asset impairment	3,981	(3,981)	—		—

Total costs and expenses	347,116	(10,573)	(2,509)		334,034

Net (loss) income	(43,730)	(5,798)	2,509		(47,019)
Income attributable to non-controlling interests	(2,090)	—	—		(2,090)
Preferred unit dividends	(137)	—	—		(137)
Preferred unit imputed dividend cost	(505)	—	—		(505)

Net (loss) income attributable to common limited partners and the general partner	$(46,462)	$(5,798)	$2,509		$(49,751)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(52,387)				$(55,610)
General partner’s interest	5,925				5,859

Net (loss) income attributable to common limited partners and the general partner	$(46,462)				$(49,751)

Net (loss) income attributable to common limited partners per unit:
Basic	$(1.35)				$(1.43)

Diluted	$(1.35)				$(1.43)

Weighted average common limited partner units outstanding
Basic	38,763				38,763

Diluted	38,763				38,763

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$1,370,000	$(27,218)	$—		$1,342,782
Transportation, compression and other fees - affiliates	43,293	—	—		43,293
Transportation, compression and other fees - third parties	56,416	(35,220)	—		21,196
Other income (loss), net	(55,519)	17	—		(55,502)

Total revenue and other income (loss), net	1,414,190	(62,421)	—		1,351,769

COSTS AND EXPENSES:
Natural gas and liquids	1,086,142	(5,202)	—		1,080,940
Plant operating	60,835	—	—		60,835
Transportation and compression	17,886	(6,702)	—		11,184
General and administrative	(1,070)	(4,469)	—		(5,539)
Compensation reimbursement - affiliates	1,487	—	—		1,487
Depreciation and amortization	90,124	(7,176)	—		82,948
Interest	84,843	778	(16,259)	(d)	71,629
			2,267	(e)
Goodwill and other asset impairment	698,508	(21,634)	—		676,874
Gain on early extinguishment of debt	(19,867)	—	—		(19,867)

Total costs and expenses	2,018,888	(44,405)	(13,992)		1,960,491

Net (loss) income	(604,698)	(18,016)	13,992		(608,722)
Loss attributable to non-controlling interests	22,781	—	—		22,781
Preferred unit dividends	(1,769)	—	—		(1,769)
Preferred unit imputed dividend cost	(505)	—	—		(505)

Net (loss) income attributable to common limited partners and the general partner	$(584,191)	$(18,016)	$13,992		$(588,215)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(595,449)				$(599,392)
General partner’s interest	11,258				11,177

Net loss attributable to common limited partners and the general partner	$(584,191)				$(588,215)

Net loss attributable to common limited partners per unit:
Basic	$(14.01)				$(14.10)

Diluted	$(14.01)				$(14.10)

Weighted average common limited partner units outstanding
Basic	42,513				42,513

Diluted	42,513				42,513

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$761,118	$(21,267)	$—		$739,851
Transportation, compression and other fees - affiliates	33,169	—	—		33,169
Transportation, compression and other fees - third parties	48,616	(35,309)	—		13,307
Other income (loss), net	(174,103)	—			(174,103)

Total revenue and other income (loss), net	668,800	(56,576)	—		612,224

COSTS AND EXPENSES:
Natural gas and liquids	587,524	(11,107)	—		576,417
Plant operating	34,667	—	—		34,667
Transportation and compression	13,484	(7,124)	—		6,360
General and administrative	55,047	(3,969)	—		51,078
Compensation reimbursement - affiliates	5,939	—	—		5,939
Depreciation and amortization	50,982	(7,078)	—		43,904
Interest	61,526	1,065	(22,971)	(d)	41,887
			2,267	(e)

Total costs and expenses	809,169	(28,213)	(20,704)		760,252

Net (loss) income	(140,369)	(28,363)	20,704		(148,028)
Income attributable to non-controlling interests	(3,940)	—	—		(3,940)
Preferred unit dividend effect	(3,756)	—	—		(3,756)
Preferred unit imputed dividend cost	(2,494)	—	—		(2,494)

Net (loss) income attributable to common limited partners and the general partner	$(150,559)	$(28,363)	$20,704		$(158,218)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(163,071)				$(170,576)
General partner’s interest	12,512				12,358

Net loss attributable to common limited partners and the general partner	$(150,559)				$(158,218)

Net loss attributable to common limited partners per unit:
Basic	$(6.75)				$(7.06)

Diluted	$(6.75)				$(7.06)

Weighted average common limited partner units outstanding
Basic	24,171				24,171

Diluted	24,171				24,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$391,356	$(42,852)	$—		$348,504
Transportation, compression and other fees - affiliates	30,189	—	—		30,189
Transportation, compression and other fees - third parties	30,735	(25,019)	—		5,716
Other income (loss), net	12,412	(250)	—		12,162

Total revenue and other income (loss), net	464,692	(68,121)	—		396,571

COSTS AND EXPENSES:
Natural gas and liquids	334,299	(40,155)	—		294,144
Plant operating	15,722	—	—		15,722
Transportation and compression	10,753	(5,697)	—		5,056
General and administrative	20,250	(6,702)	—		13,548
Compensation reimbursement - affiliates	2,319	—	—		2,319
Depreciation and amortization	22,994	(6,234)	—		16,760
Interest	24,572	(878)	(21,085)	(d)	4,876
			2,267	(e)

Total costs and expenses	430,909	(59,666)	(18,818)		352,425

Net income (loss)	33,783	(8,455)	18,818		44,146
Income attributable to non-controlling interests	(118)	—	—		(118)
Preferred unit imputed dividend cost	(1,898)	—	—		(1,898)

Net income (loss) attributable to common limited partners and the general partner	$31,767	$(8,455)	$18,818		$42,130

Allocation of net income attributable to common limited partners and the general partner:
Common limited partners’ interest	$16,558				$26,713
General partner’s interest	15,209				15,417

Net income attributable to common limited partners and the general partner	$31,767				$42,130

Net income attributable to common limited partners per unit:
Basic	$1.29				$2.07

Diluted	$1.27				$2.05

Weighted average common limited partner units outstanding
Basic	12,884				12,884

Diluted	13,053				13,053

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect the Partnership’s net proceeds of $294.5 million from the May 2009 disposition of NOARK and record an estimated gain on disposition of $53.0 million, which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.

(b)	To reflect the application of the Partnership’s net proceeds from the disposition of NOARK to reduce borrowings under its senior secured credit facility.

(c)	To reflect the write-off of the Partnership’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (b), which was allocated to partners’ capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.

(d)	To reflect the adjustment to interest expense to reflect the Partnership’s repayment of $294.5 million of its senior secured credit facility borrowings from the net proceeds of the sale of NOARK. The weighted average historical interest rates utilized for the interest expense adjustment were 3.2% and 6.5% for the three months ended March 31, 2009 and 2008, respectively, and 5.5%, 7.8% and 8.1% for the twelve months ended December 31, 2008, 2007 and 2006, respectively. For the year ended December 31, 2006, the interest expense adjustment was limited to $21.1 million for the repayment of debt with the net proceeds from the disposition of NOARK, which is the maximum amount of cash interest expense subject to pro forma adjustment.

(e)	To reflect the write-off of unamortized deferred financing costs in connection with the Partnership’s repayment of $244.5 million of senior secured term loan borrowings, which may not be reborrowed, with a portion of the net proceeds from the disposition of NOARK.